                          NABISCO GROUP HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                                        Date  of               Place of
Name of Subsidiary                                                                    Incorporation         Incorporation
----------------------------------------------------------------------------------------------------------------------------
Nabisco Group Holdings Corp.                                                          Oct 25,  1988            Delaware

Airco IHC, Inc.                                                                       Mar 22,  1989            Delaware
A/O Nabisco **                                                                        Aug 16,  1994            Russia
Arrimo Fomento Comercial Ltda. *                                                      Oct 27,  1987            Brazil
Beech-Nut Life Savers (Panama) S.A.                                                   Jul 12,  1963            Panama
Beijing Nabisco Food Company Ltd. (91.9%)                                             Mar 16,  1995            China
Canale S.A.                                                                           Jun 21,  1921            Argentina
Carnes y Conservas Espanolas, S.A. [CARCESA]                                          Dec 02,  1975            Spain
Cartera e Inversiones S.A. *                                                          Mar 05,  1979            Peru
Comercial Benut, S.A. de C.V. **                                                      Mar 16,  1977            Mexico
Compania Venezolana de Conservas C.A. [COVENCO]                                       Jul 25,  1969            Venezuela
Consiber, S.A.                                                                        Mar 31,  1979            Spain
Covenco Holding C.A.                                                                  Nov 26,  1991            Venezuela
Dely, S.A.                                                                            Dec 18,  1960            Guatemala
Distribuidora Pan Americana, S.A.                                                     Oct 22,  1974            Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)                                         Dec 20,  1929            Argentina
Exhold Limited *                                                                      Oct 03,  1989            Liberia
Fleischmann Corporation, The                                                          Nov 02,  1929            Delaware
Fleischmann International, Inc.                                                       Nov 20,  1944            Delaware
Fleischmann Peruana Inc.                                                              Sep 01,  1939            Delaware
Fleischmann Uruguaya S.A.                                                             Mar 09,  1961            Uruguay
Freezer Queen Foods (Canada) Limited                                                  Nov 03,  1967            Ontario, Canada
Fulmer Corporation Limited                                                            May 15,  1981            Bahamas
Galletas Artiach, S.A.                                                                Jul 23,  1932            Spain
Galletas Fontaneda, S.A.                                                              Mar 09,  1967            Spain
Gelatinas Ecuatoriana S.A. (66.7%)                                                    Nov 21,  1978            Ecuador
Hanover Servicing, Inc.                                                               Apr 13,  1992            Delaware
Hervin Company, The                                                                   May 28,  1965            Oregon
Hervin Holdings, Inc.                                                                 Mar 29,  1988            Delaware
Industria de Colores y Sabores S.A. *                                                 Jun 21,  1967            Colombia
Industria de Laticinios Gloria Ltda. *                                                Jan 18,  1978            Brazil
Industria e Comercio de Produtos Alimenticios Cerqueirense Ltda.                      May 11,  1971            Brazil
Industrias Alimenticias Maguary Ltda.                                                 May 07,  1953            Brazil
Iracema Industrias de Caju Ltda.                                                      Aug 08,  1978            Brazil
Jupiter Produtos Alimenticios Ltda.                                                   Mar 02,  1962            Brazil
Knox Company, The                                                                     Dec 30,  1991            New Jersey



   *  Inactive                                                    Page 1
  **  In Liquidation                                              SUB-NGH
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                  At 3/1/2000

                          NABISCO GROUP HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                                        Date  of               Place of
Name of Subsidiary                                                                    Incorporation         Incorporation
----------------------------------------------------------------------------------------------------------------------------
Landers Centro Americana, Fabricantes de Molinos Marca "Corona",
  S.A. de C.V. (95%) **                                                               Jan 09, 1979             Honduras
Landers y Cia, S.A.                                                                   Oct 01,  1951            Colombia
Leite Gloria do Nordeste S.A.                                                         May 16,  1968            Brazil
Life Savers Manufacturing, Inc.                                                       Apr 21,  1976            Delaware
Lowney Inc.                                                                           Jan 01,  1983            Federal, Canada
Marbu, S.A.                                                                           Oct 26,  1967            Spain
Merola Finance B.V. *                                                                 May 09,  1995            Netherlands
MEX Holdings, Ltd.                                                                    Nov 27,  1991            Delaware
NABEC, S.A.                                                                           Nov 17,  1982            Ecuador
Nabisco Arabia Co. Ltd. (75%) ***                                                     Jan 29,  1996            Saudi Arabia
Nabisco Argentina S.A.                                                                Mar 14, 1994             Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.                                         Dec 21,  1988            Delaware
Nabisco Biscuit Manufacturing (West), Inc.                                            Dec 21,  1988            Delaware
Nabisco Brands Company                                                                Aug 01,  1995            Delaware
Nabisco Brands Holdings Denmark Limited                                               Apr 17,  1989            Liberia
Nabisco Brands Nominees Limited *                                                     Aug 22,  1983            England
Nabisco Brazil, Inc.                                                                  May 10,  1990            Delaware
Nabisco Caribbean Export, Inc.                                                        Jun 13,  1984            Delaware
Nabisco (China) Limited                                                               Aug 29,  1995            China
Nabisco Chongqing Food Company Ltd. *                                                 Mar 01,  1995            China
Nabisco de Nicaragua, S.A. (60%)                                                      Dec 10,  1965            Nicaragua
Nabisco Direct, Inc.                                                                  Aug 23,  1995            Delaware
Nabisco Dominicana, S.A.                                                              Dec 11,  1995            Dom. Repub.
Nabisco England IHC, Inc.                                                             Mar 29,  1989            Delaware
Nabisco Enterprises IHC, Inc.                                                         Mar 22,  1989            Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.                                  Oct 28,  1992            Spain
Nabisco Financing I, Inc.                                                             July 13, 1998            Delaware
Nabisco Food (Suzhou) Co. Ltd.                                                        Mar 16,  1995            China
Nabisco Group Holdings Capital Trust II (3%) ***                                      Aug 06,  1998            Delaware
Nabisco Group Ltd.                                                                    Jun 02,  1995            Delaware
Nabisco Holdco, Inc.                                                                  July 13, 1998            Delaware
Nabisco Holdings Corp. (80.6%)                                                        Apr 21,  1981            Delaware
Nabisco Holdings IHC, Inc.                                                            Mar 22,  1989            Delaware
Nabisco Holdings I B.V.                                                               May 03,  1996            Netherlands
Nabisco Holdings II B.V.                                                              May 28,  1996            Netherlands
Nabisco Hong Kong Limited                                                             Apr 12,  1994            Hong Kong
Nabisco Iberia Lda.                                                                   Dec 23,  1916            Portugal
Nabisco Iberia, S.L.                                                                  Jul 15,  1993            Spain
Nabisco, Inc.                                                                         Feb 03,  1898            New Jersey
Nabisco, Inc. Foreign Sales Corporation                                               Dec 17,  1991            US Virgin Is.



   *  Inactive                                                    Page 2
  **  In Liquidation                                              SUB-NGH
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                  At 3/1/2000

                          NABISCO GROUP HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                                        Date  of               Place of
Name of Subsidiary                                                                    Incorporation         Incorporation
----------------------------------------------------------------------------------------------------------------------------
Nabisco International, Inc.                                                           Jul 29,  1947            Delaware
Nabisco International Limited                                                         Dec 11,  1987            Nevada
Nabisco International Market Development Group, Inc.                                  Mar 22,  1989            Delaware
Nabisco International M.E./Africa L.L.C. (49%)                                                 ?               Dubai, U.A.E.
Nabisco International, S.A.                                                           Nov 26,  1953            Panama
Nabisco Investments, Inc.                                                             Mar 22,  1989            Delaware
Nabisco (Jamaica) Limited                                                             Jun 16,  1998            Jamaica
Nabisco Ltd-Nabisco Ltee                                                              Jan 01,  1993            Federal, Canada
Nabisco Music Publishers, Inc.                                                        Mar 24,  1986            Delaware
Nabisco Music Ventures, Inc.                                                          Mar 24,  1986            Delaware
Nabisco (New Zealand) Limited ****                                                    Mar 30,  1990            New Zealand
Nabisco Overseas Financing, Inc.                                                      July 15, 1998            Delaware
Nabisco Peru S.A.                                                                     Jan 28,  1972            Peru
Nabisco Philippines, Inc.                                                             Oct 14,  1997            Philippines
Nabisco Preferred, Inc. (90%)                                                         July 15, 1998            Delaware
Nabisco Royal Argentina LLC                                                           Sep 10,  1998            Delaware
Nabisco Royal Chile Limitada                                                          Mar 22,  1978            Chile
Nabisco Royal de Honduras, S.A.                                                       Jul 22,  1982            Honduras
Nabisco Royal del Ecuador, S.A.                                                       Sep 16,  1977            Ecuador
Nabisco Royal, Inc.                                                                   Sep 21,  1951            New York
Nabisco Royal Panama, S.A.                                                            Mar 07,  1979            Panama
Nabisco S.A. de C.V. (99.5%)                                                          Jun 15,  1992            Mexico
Nabisco, S.L. *                                                                       Jan 18,  1989            Spain
Nabisco South Africa (Proprietary) Limited (50%)                                      Jan 02,  1945            South Africa
Nabisco Taiwan Corporation                                                            May 27,  1996            Taiwan
Nabisco Technology Company                                                            Dec 13,  1996            Delaware
Nabisco (Thailand) Limited                                                            Oct 01,  1997            Thailand
Nabisco Trading AG                                                                    Aug 02,  1960            Switzerland
Nabisco Tunisia S.A.                                                                  Jul 02,  1976            Tunisia
Nabisco Venezuela, C.A.                                                               Nov 26,  1991            Venezuela
National Biscuit Company ****                                                         Jan 17,  1971            Delaware
Planters & Biscuits Co. **                                                            Jan 01,  1997            Russia
Posto Apolo Ltda.                                                                     Dec 05,  1984            Brazil
Productos Confitados Salvavidas de Guatemala, S.A.                                    Jul 03,  1974            Guatemala
Produtos Alimenticios Fleischmann e Royal Ltda.                                       Nov 28,  1964            Brazil
Produtos Alimenticios Pilar Ltda.                                                     Jun 23,  1934            Brazil
Produtos Alimenticios Royal S.A.                                                      Jan 01,  1966            Costa Rica
PT Nabisco Foods (70%) ***                                                            Mar 21,  1995            Indonesia



   *  Inactive                                                    Page 3
  **  In Liquidation                                              SUB-NGH
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                  At 3/1/2000

                          NABISCO GROUP HOLDINGS CORP.
                           SUBSIDIARIES & INVESTMENTS


                                                                                        Date  of               Place of
Name of Subsidiary                                                                    Incorporation         Incorporation
----------------------------------------------------------------------------------------------------------------------------
Ritz Biscuit Company Limited ****                                                     Sep 28,  1989            England
RJR Industries (U.K.) Limited **                                                      Jun 01,  1982            England
RJR Nabisco Securities Ltd.-Titres RJR Nabisco Ltee                                   Sep 28,  1987            Federal, Canada
Royal Beech-Nut (Namibia) (PTY) Ltd. *                                                Aug 08,  1989            South Africa
Royal Holding C.A.                                                                    Nov 26,  1991            Venezuela
Royal Productos Alimenticios, C.A.                                                    Jul 26,  1971            Venezuela
Salvavidas S. de R.L. de C.V. **                                                      Mar 30,  1967            Mexico
Stella D'oro Biscuit Co., Inc.                                                        Jan 02,  1948            New York
Tevalca Holding C.A.                                                                  Nov 26,  1991            Venezuela
Transapolo-Transportes Rodoviarios Apolo Ltda.                                        Oct 24,  1984            Brazil
20th Century Denmark Limited                                                          Mar 06,  1990            Liberia
West Indies Yeast Company Limited (72%)                                               Nov 29,  1965            Jamaica
Yili-Nabisco Biscuit & Food Company Limited (51%) ***                                 Jan 29,  1985            China

TOTAL:   127



   *  Inactive                                                    Page 4
  **  In Liquidation                                              SUB-NGH
 ***  Partnership/Joint Venture/Trust
****  Nameholder                                                  At 3/1/2000